UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



Date of Report:         November 18, 2004
                (Date of earliest event reported)



                    Allen Organ Company
   (Exact name of registrant as specified in its charter)


     Pennsylvania                0-275              23-1263194
(State or other jurisdiction   (Commission       (IRS Employer
   of incorporation)           File Number)    Identification No.)


150 Locust Street, P.O. Box 36, Macungie, Pennsylvania 18062-0036
 (Address of principal executive offices)              (Zip Code)


                          610-966-2200
        (Registrants telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[  ]Pre-commencement communications pursuant to Rule 14d-
    2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-
    4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company will hold an informational shareholders' meeting for Class A and Class B shareholders on Tuesday, December 7,
2004 at 9:00 AM (EST). This meeting will be held at our International Sales Building located on Route 100 in
Macungie, PA.

In the past the Company has not held shareholder meetings for Class B non-voting shareholders. However, NASDAQ is now requiring that listed Companies hold an annual meeting for all shareholders, regardless of voting rights. Please note that this meeting will be strictly informational and their will be no matters on which to vote.

In order for the Company to prepare appropriate accommodations for the meeting, the Company has requested that shareholders indicate there interest in attending this meeting by providing there name and contact information to the Company either by mail or fax to 610-965-3098 prior to November 30, 2004.




                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                     ALLEN ORGAN COMPANY

Date:    November 18, 2004         /s/ STEVEN MARKOWITZ
                                   Steven Markowitz, President